Annual Shareholder Meeting
April 20, 2010
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.
Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

24% Growth
In millions
$10.7
$20.5
$21.9
$26.1
$25.1
2005
2006
2007
2008
2009

Net Income from Continuing Operations

Cable Segment Operating Losses

Cable Segment RGU Growth

Excludes the impact of RGU’s in markets sold in 4Q’09

SHENTEL

9% Growth
187
211
223
2007
2008
2009

EVDO
346
411
476
211
334
2007
2008
2009

Wireless Segment
PCS Subscribers (000s)
Number of Cell Sites

SHENTEL

180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Revenues ($ million)
Cable
Wireless
Wireline
96%
40%
52%
4%
72%
23%
1989
1999
2009

Need for Diversification

Acquisition of Jet Broadband
❑ Diversification
❑ Scale
❑ Coaxial Network
❑ Synergies
❑ Geographic Fit
❑ Leveraging Core Competencies

SHENTEL

Weston
Glenville
Petersburg
Winchester
Ashburn
Edinburg
Franklin
Charleston
Webster Springs
Summersville
Harrisonburg
Marlinton
Charlottesville
Covington
Beckley
Richmond
Mullens\Pineville
Lynchburg
Herndon
Rustburg/Appomatox
Iaeger
Welch\Northfork
Bedford
Blacksburg
Farmville
Radford
Blackstone\Crewe
Redwood
Keysville
Kenbridge
Wytheville
Lebanon/Dante
Lawrenceville
Clarksville
Shentel Cable Areas
JBB Cable Areas

JBB Network

SHENTEL

Jet Broadband
Industry
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Video
Internet
Voice

Percent of Homes Passed with Services

Key Operational Metrics With Jet Broadband

Pro Forma for Periods Ending December 31, 2009
Cable Homes Passed (in 000’s)

Key Operational Metrics With Jet Broadband

Pro Forma for Periods Ending December 31, 2009
RGU’s (in 000’s)

Key Operational Metrics - With Acquisition

Pro Forma for Periods Ending December 31, 2009
Revenues (in millions)

Key Operational Metrics - With Acquisition

Pro Forma for Periods Ending December 31, 2009
Operating Income Before Depreciation and Amortization (in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

EPS Continuing Operations
EPS
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.46
$0.45
$0.88
$0.76
$0.93
$0.79
$1.11
$1.03
$1.06
$0.64
2005
2006*
2007
2008
2009

Earnings Per Share (EPS)
*-Includes gain on sale of Rural Telephone Bank stock of $.27 in EPS from Continuing
Operations and EPS

SHENTEL

	Year Ended 12/31:		
	2009	2008	Change
Operating Revenues	$160.6	$144.4	$16.2
Operating Expenses	117.8	99.2	18.6
Operating Income	42.8	45.2	(2.4)
Depreciation and Amortization	32.6	26.7	5.9
Operating Cash Flow	**$75.4**	**$71.9**	**$3.5**

Profitability ($millions)

in millions
$7.1
($2.7)
($1.5)
$0.7
Wireless
Cable
Wireline
Other

Operating Cash Flow
Change between 2008 and 2009

SHENTEL

350
300
250
200
150
100
50
0
SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ U.S. INDEX
NASDAQ TELECOMMUNICATIONS INDEX
2004
2005
2006
2007
2008
2009

Total Return - 5 Years

Level of Debt

Periods Ending December 31, 2009
Debt (in millions)

5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Combined 2009

Level of Debt
Debt to Operating Cash Flow

Shareholder Services
Direct Registration
Householding
-Eliminates the need for physical stock certificates
-Eliminates the risk of certificates being lost, stolen
 or destroyed
-To use, need to surrender paper certificates
-Entirely optional
-Will now only send one copy of the proxy
 statement and annual report to a household
-Still will get separate proxy cards for each
 shareholder account
-Can elect to continue receiving multiple copies
-Information will be mailed in coming weeks

Earle MacKenzie
COO and EVP

SHENTEL

16% CAGR
123
154
187
211
223
2005
2006
2007
2008
2009

Key Operational Results - Wireless
PCS Retail Subscribers (000s)

Key Operational Results - Wireless
PCS Gross Additions
PCS Net Additions

SHENTEL

$55.98
$55.81
$42.35
$37.02
$13.63
$18.79
2008
2009
Data
Voice

Key Operational Results - Wireless
PCS Gross Billed Data & Voice

Total Up 8%
$19.0
$8.1
$15.0
$92.1
Up 11%
$21.1
$6.8
$14.7
$102.2
Management & Service Fees
Write-offs
Service Credits & Adjustments
Net Revenue
2008
2009

$134.2
$144.8
Key Operational Results - Wireless
PCS Annual Billed Service Revenues (in millions)

Key Operational Results - Wireline
Access lines (000s)

SHENTEL

8.1
7.5
9.9
4.9
11.0
3.4
2007
2008
2009
DSL customers
Dial-up customers

Key Operational Results - Wireline
Internet Customers (000s)

SHENTEL

26.1
24.9
16.9
8.3
8.1
8.
0
2007
2008
2009
Shen. Co.
Acquired

Key Operational Results - Cable
Number of RGUs (000’s)

SHENTEL

Total Capital Expenditures

Wireless
Wireline
Cable
Other
JetBB Acquisition
$65.6
$9.5
$0.5
$20.0
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$52.2
$11.1
$3.1
$12.1
$13.5
$12.4
$29.1
$7.0
$0.2
$8.1
$13.8
2007 Actual
2008 Actual
2009 Actual
2010 Estimated

Capital Expenditures by Segment ($ millions)

Annual Shareholder Meeting
April 20, 2010